Exhibit A

AIRPLANES Group
Report to Certificateholders
All numbers in US$ unless otherwise stated

	Payment Date: 17 February 2004.
	Calculation Date: 10 February 2004.

(i)	ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

		Prior Balance	Deposits	Withdrawals	Balance on Calculation Date

		9-Jan-04			10-Feb-04
	Lessee Funded Account	0.00	0.00	(0.00)	0.00
	Expense Account (note ii)	9,251,404.42	1,753,645.57	(10,261,189.87)	743,860.12
	Collection Account (note iii)	83,593,388.96	22,893,511.37	(23,593,388.96)	82,893,511.37

	- Miscellaneous Reserve	-			-
	- Maintenance Reserve	60,000,000.00			60,000,000.00
	- Security Deposit	-			-
	- Other Collections (net of interim withdrawals)	23,593,388.96			22,893,511.37

	Total	92,844,793.38	24,647,156.94	(33,854,578.83)	83,637,371.49

(ii)	ANALYSIS OF EXPENSE ACCOUNT ACTIVITY

	Balance on preceding Calculation Date (January 9, 2004)	9,251,404.42
	Transfer from Collection Account (previous Payment Date)	1,748,595.58
	Transfer from Collection Account (interim deposit)	0.00
	Interest Earned during period	5,049.99
	Payments during period between prior Calculation Date and the relevant Calculation Date:
	- Payments on previous Payment Date	(2,895,252.20)
	- Other payments	(7,365,937.67)

	Balance on relevant Calculation Date (February 10, 2004)	743,860.12

(iii)	ANALYSIS OF COLLECTION ACCOUNT ACTIVITY

	Balance on preceding Calculation Date (January 9, 2004)	83,593,388.96
	Collections during period	22,887,709.63
	Swap receipts (previous Payment Date)	5,801.74
	Transfer to Expense Account (previous Payment Date)	(1,748,595.58)
	Transfer to Expense Account (interim withdrawal)	0.00
	Net transfer to Lessee Funded Accounts	0.00
	Aggregate Certificate Payments (previous Payment Date)	(18,054,869.04)
	Swap payments (previous Payment Date)	(3,789,924.34)

	Balance on relevant Calculation Date (February 10, 2004)	82,893,511.37

AIRPLANES Group
Report to Certificateholders
All numbers in US$ unless otherwise stated

(iii)	ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont’d)

		ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
		Priority of Payments
	(i)	Required Expense Amount	13,000,000.00	Note 1:
	(ii)	a) Class A Interest	2,232,508.37	Collections include proceeds received in advance under
		b) Swap Payments	3,984,245.85	a contract for sale of two B737-200A aircraft. The sale
	(iii)	First Collection Account Top-up	60,000,000.00	is expected to be completed in the next period.
	(iv)	Minimum Hedge Payment	0.00
	(v)	Class A Minimum Principal (Note 2)	4,420,617.27	Note 2:
	(vi)	Class B Interest	0.00	The class A minimum principal amount outstanding
	(vii)	Class B Minimum Principal	0.00	is $12,763,180.35 following the payment of $4,420,617.27
	(viii)	Class C Interest	0.00	on February 17, 2004.
	(ix)	Class D Interest	0.00
	(x)	Second Collection Account Top-up	0.00
	(xi)	Class A Principal Adjustment Amount	0.00
	(xii)	Class C Scheduled Principal	0.00
	(xiii)	Class D Scheduled Principal	0.00
	(xiv)	Modification Payments	0.00
	(xv)	Soft Bullet Note Step-up Interest	0.00
	(xvi)	Class E Minimum Interest	0.00
	(xvii)	Supplemental Hedge Payment	0.00
	(xviii)	Class B Supplemental Principal	0.00
	(xix)	Class A Supplemental Principal	0.00
	(xx)	Class D Outstanding Principal	0.00
	(xxi)	Class C Outstanding Principal	0.00
	(xxii)	Class E Supplemental Interest	0.00
	(xxiii)	Class B Outstanding Principal	0.00
	(xxiv)	Class A Outstanding Principal	0.00
	(xxv)	Class E Accrued Unpaid Interest	0.00
	(xxvi)	Class E Outstanding Principal	0.00
	(xxvii)	Charitable Trust	0.00

	Total Payments with respect to Payment Date		83,637,371.49
	Less Collection Account Top-Ups ((iii) and (x)above)		(60,000,000.00)

			23,637,371.49

AIRPLANES Group
Report to Certificateholders
All numbers in US$ unless otherwise stated

(iv)	PAYMENT ON THE CERTICATES

	(a)	FLOATING RATE CERTIFICATES	A-6	A-8	A-9	Class B	Note 3:
		Applicable LIBOR	1.10000%	1.10000%	1.10000%	1.10000%	Step-up interest on Airplanes Group's subclass A-8 notes is payable at point (xv) in the Priority of Payments. To the extent that step-up interest is not paid, it will accrue in accordance with the terms of the subclass A-8 notes. Available cashflows were not sufficient to allow payment of step-up interest on any payment day to date. Total step-up interest accrued and unpaid on Airplanes Group's subclass A-8 notes at February 17, 2004 was $3,276,388.89. Interest on unpaid step-up interest (also payable at point (xv) in the Priority of Payments) accrued and unpaid at February 17, 2004 was $28,151.78.
		Applicable Margin	0.34000%	0.37500%	0.55000%	0.75000%
		Applicable Interest Rate	1.44000%	1.47500%	1.65000%	1.85000%
		Interest Amount Payable
		- Charge in current period on outstanding principal balance	151,675.04	946,458.33	1,134,375.00	384,691.14
		- Charge in current period on interest arrears	N/A	N/A	N/A	1,193.97
		- Accrued & unpaid interest from prior periods	N/A	N/A	N/A	704,061.85

			151,675.04	946,458.33	1,134,375.00	1,089,946.96

		Interest Amount Payment	151,675.04	946,458.33	1,134,375.00	0.00

		Step Up Interest Amount Payable (Note 3)	N/A	326,225.33	N/A	N/A

		Opening Principal Balance	114,905,329.74	700,000,000.00	750,000,000.00	226,844,897.35
		Minimum Principal Payment Amount	4,420,617.27	0.00	0.00	0.00
		Adjusted Principal Payment Amount	0.00	0.00	0.00	0.00
		Supplemental Principal Payment Amount	0.00	0.00	0.00	0.00
		Total Principal Distribution Amount	4,420,617.27	0.00	0.00	0.00
		Redemption Amount
		- amount allocable to principal	0.00	0.00	0.00	0.00
		- premium allocable to premium	0.00	0.00	0.00	0.00

		Outstanding Principal Balance (February 17, 2004)	110,484,712.47	700,000,000.00	750,000,000.00	226,844,897.35

AIRPLANES Group
Report to Certificateholders
All numbers in US$ unless otherwise stated

(iv)	PAYMENT ON THE CERTIFICATES

	(b) FIXED RATE CERTIFICATES	Class C	Class D
	Applicable Interest Rate	8.1500%	10.8750%
	Interest Amount Payable
	- Charge in current period on outstanding principal balance	2,375,979.69	3,580,412.50
	- Charge in current period on interest arrears	32,383.32	65,189.03
	- Accrued & unpaid interest from prior periods	4,768,096.24	7,193,272.49

		7,176,459.25	10,838,874.02

	Interest Amount Payment	0.00	0.00

	Opening Principal Balance	349,837,500.00	395,080,000.00
	Scheduled Principal Payment Amount	0.00	0.00
	Redemption Amount	0.00	0.00
	- amount allocable to principal	0.00	0.00
	- amount allocable to premium	0.00	0.00
	Actual Pool Factor	0.9329000	0.9877000

	Outstanding Principal Balance (February 17, 2004)	349,837,500.00	395,080,000.00

	Table of rescheduled Pool Factors	n/a	n/a
	in the event of a partial redemption

AIRPLANES Group
Report to Certificateholders
All numbers in US$ unless otherwise stated

(v)	FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)

		A-6	A-8	A-9	Class B
	Applicable LIBOR	1.09438%	1.09438%	1.09438%	1.09438%
	Applicable Margin	0.34000%	0.37500%	0.55000%	0.75000%
	Applicable Interest Rate	1.43438%	1.46938%	1.64438%	1.84438%

(vi)	CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)

(a)	FLOATING RATE CERTIFICATES
		A-6	A-8	A-9	Class B
	Opening Principal Amount	1,149.05	7,000.00	7,500.00	2,268.45
	Total Principal Payments	(44.21)	0.00	0.00	0.00

	Closing Outstanding Principal Balance	1,104.85	7,000.00	7,500.00	2,268.45
	Total Interest Payment	1.52	9.46	11.34	0.00
	Total Premium	0.00	0.00	0.00	0.00

(b)	FIXED RATE CERTIFICATES
		Class C	Class D
	Opening Principal Amount	3,498.38	3,950.80
	Total Principal Payments	0.00	0.00

	Outstanding Principal Balance	3,498.38	3,950.80

	Total Interest Payment	0.00	0.00
	Total Premium	0.00	0.00